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                                                                   Exhibit 10.11

                            INDEMNIFICATION AGREEMENT



     This Indemnification Agreement, dated as of May 15, 1996, is entered into by and among Eric P. Roy, Glenn M. Miller, Charles A. Renusch, Guy S. King, Lincoln L. Rutter, Kendall W. Wright and William R. Sumser (collectively referred to as the "Shareholders") and AirNet Systems, Inc. (formerly known as New Creations, Inc.) (the "Company").

     WHEREAS, in July 1988, the Company elected to be treated as an S Corporation under subchapter S of the Internal Revenue Code of 1986, as amended (the "Code");

     WHEREAS, as an S Corporation, the Company has not paid federal income taxes at the corporate level;

     WHEREAS, in connection with its public offering (the "Public Offering") of 5,600,000 Common Shares, par value $0.01 per share, the Company will terminate its S Corporation status; and

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Eric P. Roy, Glenn M. Miller, Charles A. Renusch, Guy S. King, Lincoln L. Rutter, Kendall W. Wright and William R. Sumser hereby agrees, jointly and severally, to indemnify and hold harmless the Company and its successors and assigns against, and to reimburse the Company and its successors and assigns for, any corporate level income taxes which might be imposed upon the Company or its predecessor company with respect to any period ending on or prior to the termination of the Company's S corporation status, and any interest and penalty associated therewith, and any expense (including legal fees and expenses) incurred in connection with any claim relating thereto, to which the Company and its successors and assigns may become subject at any time.

     This agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio. This agreement may not be amended or terminated without the consent of a majority of the independent directors of the Company.

     This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date and year first above written.


                                        ---------------------------------------
                                        Eric P. Roy


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                                        ---------------------------------------
                                        Glenn M. Miller


                                        ---------------------------------------
                                        Charles A. Renusch


                                        ---------------------------------------
                                        Guy S. King


                                        ---------------------------------------
                                        Lincoln L. Rutter


                                        ---------------------------------------
                                        Kendall W. Wright


                                        ---------------------------------------
                                        William R. Sumser


                                        AIRNET SYSTEMS, INC.

                                        ---------------------------------------
                                        By:
                                        Its:


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